UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                               FORM 8-K/A-1

                               CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    January 5, 1995




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)



                    Iowa                1-5128          42-0410230
      (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)



    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)



  Registrant's telephone number, including area code  515 - 284-3000







                                     1 of 21

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of businesses acquired.

                    COOK INLET TELEVISION PARTNERS, L.P.
                             AND SUBSIDIARIES
                         (A Limited Partnership)
                        Consolidated Balance Sheet

                            December 31, 1994

                                  Assets

Current assets:
  Cash, including interest bearing deposits                    $ 6,668,233

  Receivables:
    Trade accounts, net                                          5,750,181
    Other                                                          382,218
                                                               -----------
      Total receivables                                          6,132,399
                                                               -----------
  Film contract rights                                           1,371,439
  Prepaid expenses                                                 159,472
                                                               -----------
      Total current assets                                      14,331,543
                                                               -----------
Property and equipment, at cost:
  Land                                                             140,093
  Buildings                                                      3,440,605
  Broadcast equipment                                           12,561,735
                                                               -----------
                                                                16,142,433

  Less accumulated depreciation                                 12,478,831
                                                               -----------
      Net property and equipment                                 3,663,602
                                                               -----------
Noncurrent film contract rights                                     93,600
Goodwill, net                                                   60,207,428
Deferred charges, net                                              429,237
Other assets                                                        12,180
                                                               -----------
                                                               $78,737,590
                                                               ===========
See accompanying notes to financial statements.

                                     2 of 21

                    COOK INLET TELEVISION PARTNERS, L.P.
                             AND SUBSIDIARIES
                         (A Limited Partnership)

                        Consolidated Balance Sheet

                            December 31, 1994



                    Liabilities and Partners' Deficit


Current liabilities:
  Accounts payable                                             $   417,668
  Accrued expenses and other liabilities                           805,411
  Deferred revenue                                                 140,813
  Interest payable                                               1,333,758
  Current installments of film contracts payable                 1,376,464
  Bank debt (note 2)                                            88,518,471
  Management and consulting fees payable (note 4)                3,887,946
                                                               -----------
      Total current liabilities                                 96,480,531
                                                               -----------

Film contracts payable, less current installments                   93,600
Deferred compensation                                               56,029
Deferred revenue, less current portion                             185,938

Partners' deficit:
  CITP Holdings, Inc.                                           (4,712,995)
  WCC Television Partners, L.P.                                (13,364,570)
  WCC Television Associates, Inc.                                     (943)
                                                               -----------
      Total partners' deficit                                  (18,078,508)


Commitments, contingencies and subsequent event (notes 4 and 5)

                                                               -----------

                                                               $78,737,590
                                                               ===========

See accompanying notes to financial statements.


                                     3 of 21

                    COOK INLET TELEVISION PARTNERS, L.P.
                             AND SUBSIDIARIES
                         (A Limited Partnership)

                      Consolidated Statement of Income

                        Year ended December 31, 1994


Operating revenues:
  Network                                                      $ 1,312,805
  National                                                      15,845,886
  Local                                                         18,336,055
                                                               -----------
      Gross revenues                                            35,494,746

  Less agency commission (note 1)                                5,405,465
                                                               -----------
      Net revenues                                              30,089,281
                                                               -----------
Operating expenses:
  News, program and technical                                    9,244,199
  Sales and promotion                                            1,907,960
  General and administrative                                     4,081,857
  Management and consulting fees (note 4)                          902,679
  Depreciation                                                   1,634,309
  Amortization of deferred charges                                 229,119
  Amortization of intangible assets                              2,474,208
                                                               -----------
      Total operating expenses                                  20,474,331
                                                               -----------
      Net operating income                                       9,614,950
                                                               -----------
Interest expense                                                 8,335,080
                                                               -----------
Other expense (income):
  Investment earnings                                             (141,643)
  Other                                                             74,030
                                                               -----------
                                                                   (67,613)
                                                               -----------

      Net Income                                               $ 1,347,483
                                                               ===========

See accompanying notes to consolidated financial statements.

                                     4 of 21

           COOK INLET TELEVISION PARTNERS, L.P. AND SUBSIDIARIES
                         (A Limited Partnership)
                    Consolidated Statement of Cash Flows
                        Year ended December 31, 1994

Cash flows from operating activities:
  Net Income                                                   $ 1,347,483
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                                4,337,636
    Amortization of film contract rights                         2,484,451
    Bad debt expense                                               575,742
    Management and consulting fees                                 902,679
    Interest expense                                               674,411
    Increase in accounts receivable                               (679,287)
    Increase in other receivables                                  (68,693)
    Decrease in prepaid expenses                                    59,009
    Decrease in other assets                                         3,920
    Increase in accounts payable                                   269,963
    Decrease in accrued expenses and other liabilities             (21,946)
    Increase in accrued interest payable                         1,333,758
    Decrease in management and consulting fees payable            (193,383)
    Increase in deferred revenue                                    68,648
                                                               -----------
      Net cash provided by operating activities                 11,094,391
                                                               -----------
Cash flows from investing activities - purchases of equipment     (493,909)
                                                               -----------
Cash flows from financing activities:
  Repayment of bank debt                                        (2,747,621)
  Payment of film contract rights payable                       (1,692,866)
                                                               -----------
      Net cash used in financing activities                     (4,440,487)
                                                               -----------
      Net increase in cash                                       6,159,995
Cash at beginning of year                                          508,238
                                                               -----------
Cash at end of year                                            $ 6,668,233
                                                               ===========
Supplemental disclosures - cash paid during the
  year for interest                                            $ 6,326,915
                                                               ===========
Noncash investing and financing activities:
  Purchase of film contract rights and increase in
   film contracts payable                                      $ 1,812,310
  Accrued interest added to bank debt                              674,411
                                                               ===========
See accompanying notes to consolidated financial statements.
                                     5 of 21

                    COOK INLET TELEVISION PARTNERS, L.P.
                             AND SUBSIDIARIES
                         (A Limited Partnership)

                 Notes to Consolidated Financial Statements

                            December 31, 1994




(1)  Summary of Significant Accounting Policies
- -----------------------------------------------

Formation and Nature of Activities
- ----------------------------------
Cook Inlet Television Partners, L.P. (the Partnership) was formed under an agreement dated January 31, 1989, as amended December 29, 1989 and August 6, 1992 (the Partnership Agreement) among Cook Inlet Communications, Inc. (CICI) (a wholly owned subsidiary of Cook Inlet Corporation) as managing general partner and WCC Associates (WCC) (a New York limited partnership) as general partner, and WCC Associates, Inc. (WAI) (a Delaware Corporation) as the limited partner (collectively, the Partners). Effective August 6, 1992, each of the Partners transferred and assigned their rights in the Partnership as follows:

- -- CICI to CITP Holdings, Inc., an Alaska corporation (CITP Holdings), 50% general partner interest

- -- WCC to WCC Television Partners L.P., a Delaware limited partnership (WCCTPLP) 49.99% general partner interest

- -- WAI to WCC Television Associates, Inc., a Delaware corporation (WCCTAI) .01% limited partner interest.

The new entities are in effect successors in interest in the Partnership effective August 6, 1992.

The Partnership owns and operates WSMV, an NBC-affiliated television station serving the Nashville, Tennessee television market.

As discussed in note 5, subsequent to December 31, 1994, the Partnership sold WSMV, its operations and substantially all of the assets and certain liabilities of the Partnership.




                                     6 of 21

                    COOK INLET TELEVISION PARTNERS, L.P.
                             AND SUBSIDIARIES
                         (A Limited Partnership)

            Notes to Consolidated Financial Statements, Continued




Principles of Consolidation
- ---------------------------
The consolidated financial statements include the financial statements of Cook Inlet Television Partners, L.P. and its wholly owned subsidiary Cook Inlet Television, Inc. (CITI) and its majority owned subsidiary Cook Inlet Television License Partners, L.P. All significant intercompany balances and transactions have been eliminated in consolidation.

Allocation of Profits and Losses
- --------------------------------
Taxable income or loss for both financial reporting and Federal income tax reporting purposes is allocated among the partners in proportion to the respective partnership interests, except that the first $10,000,000 in cumulative annual losses has been allocated disproportionately to WCCTPLP in accordance with the terms of the Partnership Agreement. All other annual losses have been and will be allocated in accordance with the respective partners' ownership interests. The excess loss deduction is defined to be the difference between annual losses allocated to WCCTPLP and annual losses calculated at 49.99% allocable to WCCTPLP.

When there is no existing excess loss deduction, the annual profits will be allocated 50% to CITP Holdings, 49.99% to WCCTPLP, and .01% to WCCTAI. If there is an existing excess loss deduction, the annual profits shall be allocated 100% to WCCTPLP to the extent of the existing excess loss deduction. At December 31, 1993, the excess loss deduction aggregated $10,000,000. The net income for the year ended December 31, 1994, of $1,347,483 was allocated to WCCTPLP and accordingly the excess loss deduction at December 31, 1994, aggregated $8,652,517.

Accounts Receivable
- -------------------
The allowance for doubtful receivables at December 31, 1994 aggregated
$250,000.





                                     7 of 21

                    COOK INLET TELEVISION PARTNERS, L.P.
                             AND SUBSIDIARIES
                         (A Limited Partnership)

            Notes to Consolidated Financial Statements, Continued



Film Contract Rights
- --------------------
The cost of film contract rights is capitalized and the corresponding liability is established when the license period begins and the film contracts are available for broadcast. These costs are charged to expense based upon the usage of the films under methods which generally result in straight-line amortization.

Property and Equipment
- ----------------------
Depreciation is provided on the straight-line method over the following estimated useful lives:

                  Buildings                   19 years
                  Broadcast equipment          5 years

Goodwill
- --------
Upon the acquisition of WSMV, $98,968,147 of the purchase price was allocated, based on independent appraisal, to goodwill and is being amortized on a straight-line basis over 40 years.

During 1991, the Partnership assessed the recoverability of certain assets and, based on current market conditions existing at that time in the Nashville television market and the broadcasting industry in general, combined with the fact that present and anticipated future cash flows from operations were not anticipated to be sufficient to meet debt service requirements, wrote down the value of goodwill by $25,000,000.

At December 31, 1994, accumulated amortization aggregated $13,760,719.  See note 5, regarding the sale of the station.

Deferred Charges
- ----------------
Deferred financing costs of $831,757, net of accumulated amortization at December 31, 1994 of $402,520 are amortized over the term of the related debt on a straight-line basis, which approximates the effective-interest method.


                                     8 of 21

                    COOK INLET TELEVISION PARTNERS, L.P.
                             AND SUBSIDIARIES
                         (A Limited Partnership)

            Notes to Consolidated Financial Statements, Continued




Statement of Cash Flows
- -----------------------
For purposes of the consolidated statement of cash flows, the Partnership includes all highly liquid investments purchased with a maturity of three months or less as cash.

Sales Representation Agreement
- ------------------------------
In October 1992, the Partnership entered into an agreement with its exclusive sales representative to extend the existing sales representation agreement through November 1997 for $1,100,000. The $1,100,000 is payable at $600,000 on January 1, 1993, $250,000 on January 1, 1994 and $250,000 on January 1, 1995.
The Partnership is recognizing the payments as a reduction of agency commission expense as cash is received. Accordingly, the Partnership has reduced agency commission by $250,000 for the year ended December 31, 1994 in the accompanying consolidated financial statements.

Income Taxes
- ------------
Profits and losses of the Partnership are includable in the income tax returns of the partners as provided in the Partnership Agreement. Accordingly, no provision for income taxes has been recorded in the accompanying consolidated financial statements.


(2)  Bank Debt
- --------------

     Series A notes, interest payable at the Bank's
       corporate base rate (8.5% at December 31, 1994)
       plus 2.375%                                         $58,183,227
     Series B notes, interest payable at 8.375%             30,082,530
     Series C notes, interest payable at 8.375%                252,714
                                                           -----------
                                                           $88,518,471
                                                           ===========


                                     9 of 21

                    COOK INLET TELEVISION PARTNERS, L.P.
                             AND SUBSIDIARIES
                         (A Limited Partnership)

            Notes to Consolidated Financial Statements, Continued

In connection with the disposition of substantially all the assets and certain liabilities of the Partnership (see note 5), all outstanding principal and interest was repaid in January 1995.


(3) Profit Sharing Plan
- -----------------------

The Partnership has a profit sharing plan pursuant to Section 401 of the Internal Revenue Code covering the employees of Television Station WSMV. Participants may contribute up to 15% of their compensation but not in excess of the maximum allowed under the code. The Partnership does not match any employee contributions and does not provide any pension or post employment benefits.


(4)  Commitments and Contingencies
- ----------------------------------

Management and Consulting Fees
- ------------------------------
The Partnership has entered into long-term management and consulting agreements with CITP Holdings and WCCTPLP which provide for annual fees aggregating 3% of annual net operating revenues, as defined under the Partnership Agreement.

Litigation
- ----------
The Partnership is involved in certain legal actions arising in the ordinary course of business. In the opinion of management, based in part upon advice of counsel, the ultimate outcome of such legal matters will not materially affect the Company's financial position.


(5)  Subsequent Event
- ---------------------

In January 1995 the Partnership sold WSMV, its operations and substantially all of the assets and certain liabilities of the Partnership. The gain that resulted from the sale, as the proceeds received were in excess of the carrying value of the net assets sold, will be realized in 1995.


                                     10 of 21

                        INDEPENDENT AUDITORS' REPORT



The Partners
Cook Inlet Television Partners, L.P.
  and Subsidiaries:


We have audited the accompanying consolidated balance sheet of Cook Inlet Television Partners, L.P. (a limited partnership) and subsidiaries as of December 31, 1994 and the related consolidated statements of income and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cook Inlet Television Partners, L.P. (a limited partnership) and subsidiaries as of December 31, 1994 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                           /s/ KPMG Peat Marwick LLP


February 24, 1995





                                    11 of 21

Item 7 (b) Pro forma financial information.

       (1) Description of transaction, entities involved and periods for which the pro forma financial information is presented.

           On January 5, 1995, Meredith Corporation (the "Company") purchased the assets of WSMV-TV, a television station located in Nashville, Tennessee from Cook Inlet Television Partners, L.P. and Cook Inlet Television License Partners, L.P. The purchased assets of WSMV-TV included its FCC authorizations, its NBC television network affiliation contract and all real and personal property used in operating the television station. The purchase price for WSMV-TV was $159 million which the Company believed approximated the fair value of the total assets acquired based on then current market conditions. The acquisition was financed by cash from short-term investments and lines of credit and $100 million in term borrowings from a group of four banks led by The Northern Trust Company as agent.

           The unaudited pro forma financial information is presented for the following periods: Combined Statement of Earnings for the twelve months ended June 30, 1994, Combined Statement of Earnings for the six months ended December 31, 1994, and Combined Balance Sheet as of December 31, 1994.

           The unaudited pro forma Combined Statements of Earnings for both periods present the pro forma results of operations for Meredith Corporation and its Subsidiaries as if the Company purchased the assets of WSMV-TV at the beginning of the respective period stated. (On July 1, 1993 for the twelve months ended June 30, 1994 and on July 1, 1994 for the six months ended December 31, 1994.) The unaudited pro forma Combined Balance Sheet as of December 31, 1994 presents the pro forma financial position of Meredith Corporation and its Subsidiaries, assuming that the assets of WSMV-TV were purchased on December 31, 1994.



Pro forma Combined Statement of Earnings
Meredith Corporation and Subsidiaries and WSMV-TV
For the period ended June 30, 1994

The following pro forma condensed statement of earnings combines the audited consolidated statement of earnings for the year ended June 30, 1994 of Meredith Corporation and Subsidiaries and the unaudited statement of earnings for the

                                    12 of 21
twelve months ended June 30, 1994 for WSMV-TV. This income statement for WSMV-TV was derived by using the December 31, 1993 audited financial statements, for Cook Inlet Television Partners, L.P. and Subsidiaries after adjusting for generally accepted accounting principles as disclosed in the notes to the financial statements, adding results for WSMV-TV for the six months ended June 30, 1994 and subtracting its results for the six months ended June 30, 1993. The pro forma combination has been accounted for as a purchase. The statement of earnings should be read with the accompanying notes.

($ in 000s, except per share)     Meredith  (Unaudited)
                                 Corporation  WSMV-TV  (Unaudited)
                                  12 Months  12 Months  Pro forma
                                    ending     ending  Adjustments (Unaudited)
                                   June 30,   June 30,   Increase/  Pro forma
                                     1994       1994    (Decrease)  Combined
                                  ---------- --------- ----------- ----------
Revenues                           $799,526   $26,343   $           $825,869
                                   --------   -------               --------
Operating costs and expenses:
 Production, distrib. and edit      326,727    10,094                336,821
 Selling, general and admin         381,522     4,445      (795)a    385,172
 Depreciation and amortization       34,256     5,937    (5,937)b     39,833
                                                          5,577 f
 Non-recurring items                  7,384         -                  7,384
                                   --------   -------               --------
Total operating costs and expenses  749,889    20,476                769,210
                                   --------   -------               --------
Income from operations               49,637     5,867                 56,659
Gain on sale of broadcast stations   11,997                           11,997
Interest income                       1,991        52       (52)c      1,315
                                                           (676)e
Interest expense                    (11,624)   (7,850)    7,850 d    (17,656)
                                                         (6,007)g
                                                            (25)g
Minority interests                    2,232         -                  2,232
                                   --------   -------               --------
Earnings before income taxes         54,233    (1,931)                54,547
Income taxes                         27,079         -       396 h     27,475
                                   --------   -------               --------
Net earnings                       $ 27,154   $(1,931)  $           $ 27,072
                                   ========   =======               ========
Net earnings per share             $   1.91                         $   1.91
                                   ========                         ========
Average shares outstanding       14,182,000                       14,182,000
                                 ==========                       ==========
See Notes to Pro Forma Combined Statement of Earnings (unaudited) on page 14

                                    13 of 21

Notes to Pro Forma Combined Statement of Earnings (unaudited)

a) to eliminate the management fee charged to WSMV-TV by the previous owners.

b) to eliminate the depreciation of fixed assets and amortization of intangibles recorded by WSMV-TV under prior ownership.

c) to eliminate interest income recorded by WSMV-TV for cash investments held at the station under prior ownership.

d) to eliminate interest expense recorded by WSMV-TV under prior ownership.

e) to eliminate interest income earned by Meredith Corporation related to cash investments and the $7 million escrow deposit used to purchase WSMV-TV. Interest income eliminated was calculated based on an average tax-exempt interest rate of approximately 3 percent.

f) to record depreciation of $1,632,000 and amortization of $3,945,000 based on an independent appraisal of fixed assets and intangibles for the first 12 months of ownership.

g) to record interest expense of $6,007,000 for the financed portion of the acquisition price based on average outstanding borrowings of $133 million at an average annual interest rate of 4.5% and deferred finance charge amortization of $25,000.

h) to record the tax effect of WSMV-TV earnings and pro forma adjustments at the statutory rate of 40%, adjusted for the tax exempt interest income foregone.


Combined Statement of Earnings for the six months ended December 31, 1994.

Pro forma Combined Statement of Earnings (Unaudited)
Meredith Corporation and Subsidiaries and WSMV-TV
For the six months ended December 31, 1994

The following pro forma condensed statement of earnings combines the unaudited consolidated statement of earnings for the six months ended December 31, 1994 of Meredith Corporation and Subsidiaries and the unaudited statement of earnings for the six months ended December 31, 1994 for WSMV-TV. This income statement for WSMV-TV was derived by using the December 31, 1994 audited financial statements for Cook Inlet Television Partners, L.P. and Subsidiaries and subtracting results for WSMV-TV for the six months ended June 30, 1994.
The pro forma combination has been accounted for as a purchase. This statement of earnings should be read with the accompanying notes.

                                    14 of 21

($ in 000s, except per share)

                                 (Unaudited)
                                  Meredith  (Unaudited)
                                 Corporation  WSMV-TV  (Unaudited)
                                  6 Months    6 Months  Pro forma
                                    ending     ending  Adjustments (Unaudited)
                                   Dec. 31,   Dec. 31,   Increase/  Pro forma
                                     1994       1994    (Decrease)  Combined
                                  ---------- --------- ----------- ----------
Revenues                           $415,031   $16,490   $           $431,521
                                   --------   -------               --------
Operating costs and expenses:
 Production, distrib. and edit      167,543     4,608                172,151
 Selling, general and admin.        197,833     4,010      (493)a    201,350
 Depreciation and amortization       17,124     2,169    (2,169)b     19,913
                                                          2,789 f
                                   --------   -------               --------
Total operating costs and expenses  382,500    10,787                393,414
                                   --------   -------               --------
Income from operations               32,531     5,703                 38,107
Interest income - IRS settlement      8,554                            8,554
Interest income                       1,407       112      (112)c        485
                                                           (922)e
Interest expense                     (5,861)   (4,379)    4,379 d     (9,525)
                                                         (3,651)g
                                                            (13)g
Minority interests                    1,314         -                  1,314
Earnings before income taxes       --------   -------               --------
 and cumulative effect of change
 in accounting principle             37,945     1,436                 38,935
Income taxes                         18,354         -       713 h     19,067
Earnings before cumulative effect  --------   -------               --------
 of change in accounting principle $ 19,591   $ 1,436               $ 19,868
                                   ========   =======               ========
Earnings per share before
 cumulative effect of change in
 accounting principle              $   1.41                         $   1.44
                                   ========                         ========

Average shares outstanding       13,845,000                       13,845,000
                                 ==========                       ==========


See Notes to Pro Forma Combined Statement of Earnings (unaudited) on page 16

                                    15 of 21

Notes to Pro Forma Combined Statement of Earnings (unaudited)

a) to eliminate the management fee charged to WSMV-TV by the previous owners.

b) to eliminate the depreciation of fixed assets and amortization of intangibles recorded by WSMV-TV under prior ownership.

c) to eliminate interest income recorded by WSMV-TV for cash investments held at the station under prior ownership.

d) to eliminate interest expense recorded by WSMV-TV under prior ownership.

e) to eliminate interest income earned by Meredith Corporation related to cash investments and the $7 million escrow deposit used to purchase WSMV-TV. Interest income eliminated was calculated based on an average tax-exempt interest rate of approximately 4 percent.

f) to record depreciation of $816,000 and amortization of $1,973,000 based on an independent appraisal of fixed assets and intangibles for the first 6 months of ownership.

g) to record interest expense of $3,651,000 for the financed portion of the acquisition price based on average outstanding borrowings of $114 million at an average annual interest rate of 6.5% with no debt payments assumed during the 6 month period and deferred finance charge amortization of $12,500.

h) to record the tax effect of WSMV-TV earnings and pro forma adjustments at the statutory rate of 40%, adjusted for the tax exempt interest income foregone.




Combined Balance Sheet as of December 31, 1994.

Pro forma Combined Balance Sheet (Unaudited)
Meredith Corporation and Subsidiaries and WSMV-TV
December 31, 1994

The following pro forma condensed balance sheet combines the unaudited consolidated balance sheet at December 31, 1994 of Meredith Corporation and Subsidiaries and the audited balance sheet at December 31, 1994 for Cook Inlet Television Partners, L.P. and Subsidiaries. The pro forma combination has been accounted for as a purchase. This balance sheet should be read with the accompanying notes.

                                    16 of 21

($ in 000s, except per share)


                                 (Unaudited)            (Unaudited)
                                  Meredith               Pro forma
                                 Corporation  WSMV-TV   Adjustments (Unaudited)
                                   Dec. 31,   Dec. 31,   Increase/  Pro forma
                                     1994       1994    (Decrease)  Combined
                                  ---------- --------- ----------- ----------
ASSETS
Cash and cash equivalents          $ 49,226   $ 6,668   $(6,668)a   $    126
                                                        (41,774)c
                                                         (7,226)c
                                                           (100)d
Marketable securities                 3,004         -                  3,004
Receivables, net                    104,237     6,132    (6,132)a    104,237
Inventories                          35,482         -                 35,482
Supplies and prepayments             21,046       160      (160)a     21,046
Deferred income taxes                 1,913         -                  1,913
Subscription acquisition costs       53,538         -                 53,538
Film rental costs                     8,989     1,372    (1,372)a     10,311
                                                          1,322 b
                                   --------   -------               --------
  Total current assets              277,435    14,332                229,657

Property, plant and equipment
 (at cost)                          241,707    16,143    10,375 b    252,082
                                                        (16,143)a
  Less accumulated depreciation    (115,080)  (12,479)   12,479 a   (115,080)
                                   --------   -------               --------
Net property, plant and equipment   126,627     3,664                137,002
                                   --------   -------               --------
Deferred film rental costs            4,669        94       (94)a      4,763
                                                             94 b
Deferred sub acquisition costs       48,341         -                 48,341
Other assets                         27,691       441      (441)a     27,791
                                                            100 d
Goodwill and other intangibles
 (at cost less accum amortization)  323,528    60,207   (60,207)a    472,191
                                                        148,663 b
                                   --------   -------               --------
  Total assets                     $808,291   $78,738               $919,745
                                   ========   =======               ========



                                    17 of 21

                                 (Unaudited)            (Unaudited)
                                  Meredith               Pro forma
                                 Corporation  WSMV-TV   Adjustments (Unaudited)
                                   Dec. 31,   Dec. 31,   Increase/  Pro forma
                                     1994       1994    (Decrease)  Combined
                                  ---------- --------- ----------- ----------
LIABILITIES & STOCKHOLDERS' EQUITY
Notes payable                      $      -   $     -   $10,000 c   $ 10,000
Current portion of long-term debt    44,250    88,518   (88,518)a     54,250
                                                         10,000 c
Current portion of long-term film     8,882     1,376    (1,376)a     10,242
                                                          1,360 b
Accounts payable                     41,237       418      (418)a     41,237
Accrued taxes and expenses           55,087     6,169    (6,169)a     55,087
Unearned subscription revenues      151,094         -                151,094
                                   --------   -------               --------
  Total current liabilities         300,550    96,481                321,910
                                   --------   -------               --------
Long-term debt                       91,052         -    90,000 c    181,052
Long-term film rental contracts       7,047        94       (94)a      7,141
                                                             94 b
Unearned subscription revenues       97,912         -                 97,912
Deferred income taxes                24,756         -                 24,756
Other deferred items                 26,990       242      (242)a     26,990
                                   --------   -------               --------
  Total liabilities                 548,307    96,817                659,761
                                   --------   -------               --------
Minority interests                   35,692         -                 35,692
Stockholders' equity:              --------   -------               --------
  Preferred stock                         0         -                      0
  Common stock                       10,153         -                 10,153
  Class B common stock                3,562         -                  3,562
  Retained earnings                 215,045         -                215,045
  Unearned compensation              (4,468)        -                 (4,468)
                                   --------   -------               --------
    Total stockholders' equity      224,292         -                224,292
Partners' (deficit):
  CITP Holdings, Inc.                     -    (4,713)    4,713 a          -
  WCC Television Partners, L.P.           -   (13,365)   13,365 a          -
  WCC Television Associates, Inc.         -        (1)        1 a          -
                                   --------   -------               --------
    Total partners' (deficit)             -   (18,079)                     -
Total liabilities and              --------   -------               --------
  equity (deficit)                 $808,291   $78,738               $919,745
                                   ========   =======               ========

See Notes to Pro Forma Combined Balance Sheet (unaudited) on page 19.

                                    18 of 21

Notes to Pro Forma Combined Balance Sheet (unaudited)

a) to eliminate all assets and liabilities of WSMV-TV as recorded on the financial records of Cook Inlet Television Partners, L.P.

b) to record the appraisal value of all assets acquired by Meredith Corporation (fixed assets - $10,375,000, film contracts totaling $1,416,000, film liabilities totaling ($1,454,000) and intangibles of $148,663,000.

c) to record cash used from cash balances - $96,000, short-term investments - $41,774,000 and escrow deposit - $7,130,000; and to record liabilities incurred from notes payable - $10,000,000 and long-term debt totaling $100,000,000 in conjunction with the purchase of WSMV-TV.

d) to record the deferred finance charge of $100,000 related to the loan agreement for debt incurred to purchase WSMV-TV.




Item 7 (c)  Exhibits

   ( 2) Asset Purchase Agreement (the "Agreement") by and between Cook Inlet
        Television Partners, L.P. and Cook Inlet Television License Part-ners, L.P. and Meredith Corporation, dated as of August 19, 1994. (Incorporated herein by reference to Exhibit 2 to the Company's
        Form 10-Q for the period ended September 30, 1994.)

   ( 4) Term Loan Agreement dated as of December 19, 1994 among Meredith
        Corporation and The Northern Trust Company (agent), Wachovia Bank of Georgia, N.A., The First National Bank of Boston and Norwest Bank Iowa, N.A.

   (23) Consent of Independent Certified Public Accountants

   (99) Press release dated January 5, 1995 issued by Meredith Corporation. (Incorporated herein by reference to Exhibit 99 to the Company's Form 8-K dated January 5, 1995.)




                                    19 of 21

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant



                                (Larry D. Hartsook)
                                 Larry D. Hartsook
                              Vice President - Finance
                              (Principal Financial and
                                 Accounting Officer)




Date:  March 16, 1995
















                                    20 of 21

                                  Exhibit Index



            Exhibit #
            ---------

              ( 2) Asset Purchase Agreement (the "Agreement") by and between Cook Inlet Television Partners, L.P. and Cook Inlet Television License Partners, L.P. and Meredith Corporation, dated as of August 19, 1994. (Incorporated herein by reference to Exhibit 2 to the Company's Form 10-Q for the period ended Septem-ber 30, 1994.)


              ( 4) Term Loan Agreement dated as of December 19, 1994 among Meredith Corporation and The Northern Trust Company (as agent), Wachovia Bank of Georgia, N.A., The First National Bank of Boston and Norwest Bank Iowa, N.A. (Schedules and exhibits to the Term Loan Agreement as listed on page 2 of Exhibit 4 are not included in this filing. Copies of any such schedules and/or exhibits to the Term Loan Agreement will be furnished supplementally to the Commission upon request.)


              (23)         Consent of Independent Certified Public Accountants


              (99) Press release dated January 5, 1995 issued by Meredith Corporation. (Incorporated herein by reference to Exhibit 99 to the Company's Form 8-K dated January 5, 1995.)







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